EXHIBIT 10.7


                           Service Agreement Amendment


         Agreement effective March 1, 1997, by and between Penn Independent Corporation, 420 S. York Road, Hatboro, Pennsylvania, 19040 ("PIC") and Penn-America Group, Inc., 420 S. York Road, Hatboro, Pennsylvania, 19040 ("PAG").

         WHEREAS, the parties hereto are parties to a Service Agreement dated August 20, 1993, as most recently amended effective March 1, 1996 (the "Service Agreement"), and

         WHEREAS, the parties wish to amend the Service Agreement effective as of the effective date of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements contained herein, and intending to be legally bound, the parties hereto agree that Exhibit A of the Service Agreement is amended to read in its entirety as set forth on Exhibit A attached hereto and incorporated herein by reference.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.



PENN INDEPENDENT CORPORATION        PENN-AMERICA GROUP, INC.


BY: /s/ Robert Lear                 BY: /s/ Rosemary Ferrreo

                                    Exhibit A


Penn-Independent Employees:

                                                            Percent of Annual        Total
                                                  Annual    Salary Charged to     Annual Salary
              Name                                Salary           PAG           Charged to PAG
        Irvin Saltzman                           $254,000          25%                $64,000
        James Heerin                               79,000          5%                   4,000
        Robert A. Lear                            224,000          5%                  11,000
        Executive Support                          34,000          5%                   2,000
        Human Resources                          238,500         36.19%                86,000
        Office Supplies                          123,500          40%                  49,000
                                                                                     --------
                                                                                     $216,000

Penn Independent Allocated Overhead and Administrative Support:


                                                           Percent of Annual       Total Annual
                                                              Cost Charged        Cost Charged to
           Description                     Annual Cost           to PAG                 PAG
        Telephone                               60,000            7.5%                  5,000
        Insurance                               75,500            7.5%                  6,000
        Travel & Entertain.                     25,000            7.5%                  2,000
        Rent                                   104,000            7.5%                  8,000
                                                                                     --------
                                                                                      $21,000

Retirement Packages:                                                                  $53,000
                                                                                     --------
                            Total Annualized Charges to PAG                          $290,000
                                                                                     ========
                            Monthly Charges to PAG                                    $24,167


Assumptions:
Allocated Expenses: Penn Independent 1997 Budget
Salary: Kathy Mulberger report included FICA & Auto Allowance
Percentages: Individuals estimated time - Human Resources number of employees Office Supplies: Actual Postage Usage